UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d)
OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): April 4, 2025

ARTIUS II ACQUISITION INC.
(Exact name of registrant as specified in its charter)

Cayman Islands	1-42521	98-1802901
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

3 Columbus Circle, Suite 1609
New York, NY 10019
(Address of principal executive offices, including zip code)

(212) 309-7668
(Registrant’s telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbols	Name of each exchange on which registered
Units, each consisting of one Class A ordinary share, $0.0001 par value, including one attached contingent right, and one right to receive one tenth of one Class A ordinary share	AACBU	The Nasdaq Stock Market LLC
Class A ordinary shares, par value $0.0001 per share, including one attached contingent right	AACB	The Nasdaq Stock Market LLC
Rights, each right entitling the holder to receive one tenth of one Class A ordinary share	AACBR	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01	Other Events.

As previously reported on Current Reports on Form 8-K, filed on February 14, 2025 and February 21, 2025, Artius II Acquisition Inc., a Cayman Islands exempted company (the “Company”), consummated its initial public offering (the “IPO”) of an aggregate of 22,000,000 units (the “Units”). Each Unit consists of one Class A ordinary share of the Company, par value $0.0001 per share (“Class A Ordinary Shares”), one right to receive one tenth of one Class A Ordinary Share (“Right”), and one contingent right. The Units were sold at a price of $10.00 per Unit, generating gross proceeds to the Company of $220,000,000.

On April 4, 2025, the Company issued a press release, a copy of which is attached as Exhibit 99.1 to this Current Report on Form 8-K, announcing that the holders of the Units may elect to separately trade Class A Ordinary Shares (including the attached contingent rights) and Rights comprising the Units commencing on April 7, 2025. The Units not separated will continue to trade on The Nasdaq Global Market under the symbol “AACBU,” and the Class A Ordinary Shares and Rights that are separated will trade on The Nasdaq Global Market under the symbols “AACB” and “AACBR,” respectively. Holders of the Units will need to have their brokers contact Continental Stock Transfer & Trust Company, the Company’s transfer agent, in order to separate the Units into Class A Ordinary Shares and Rights.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits. The following exhibit is filed with this Form 8-K:

Exhibit No.	Description of Exhibits

99.1	Press Release, dated April 4, 2025

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Artius II Acquisition Inc.

Date: April 4, 2025	By:	/s/ Boon Sim
Name: Boon Sim
Title: Chief Executive Officer